UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) February 6, 2002





                          MIDWEST GRAIN PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)



                   KANSAS           0-17196             48-0531200
(State or other jurisdiction of   (Commission  (IRS Employer Identification No.)
               incorporation)      File Number)


                                1300 Main Street
                                     Box 130
                             Atchison, Kansas 66002
               (Address of principal executive offices) (Zip Code)




                                 (913) 367-1480
              (Registrant's telephone number, including area code)

Item 7. Financial Statement and Exhibits.

Exhibits:

99.1    February 6, 2002- Press Release

Item 9. Regulation FD Disclosure.

Attached as Exhibit 99.1 and incorporated into this Item 9. by reference, is a press release which was issued on February 6, 2002 by Midwest Grain Products, Inc., announcing second quarter operating results for fiscal year 2002.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             MIDWEST GRAIN PRODUCTS, INC.

Date: February 5, 2002       By: /s/ Robert G. Booe
                                     Robert G. Booe
                                     Vice President  and Chief Financial Officer